UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21064

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  June 30, 2006

Date of reporting period:    December 31, 2005


ITEM 1.       REPORTS TO STOCKHOLDERS.




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Global Research Growth Fund

Semi-Annual Report

December 31, 2005


---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


February 15, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Research Growth Fund (the "Fund") for the semi-annual reporting period ended December 31, 2005.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and consumer growth. Alliance will allocate the Fund's investments among selected market sectors based on its assessment of both current and forecasted economic and investment conditions. Within each sector, stock selection will emphasize investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund expects to invest, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Fund also invests in securities of companies in emerging markets.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended December 31, 2005.

The Fund outperformed its benchmark for the six-month period ended December 31, 2005. Most of the Fund's outperformance versus the benchmark was driven by stock selection. Specifically, the Fund experienced notably good stock selection in the financial, energy & natural resources and health care sectors. The Fund's holdings in Japanese financial stocks made a notable contribution to returns during the reporting period, as did the Fund's holdings in oil services and other energy stocks.

The Fund also outperformed its benchmark for the 12-month period ended December 31, 2005. Most of the Fund's outperformance during the annual period was also driven by stock selection. During this time frame, the Fund experienced notably good stock selection in the energy & natural resources, health care, financial and technology sectors. The Fund's holdings in Japanese financial and trading companies made a notable contribution to returns, as did its holdings in oil services and other energy stocks. A variety of health care, technology and aerospace stocks also made notable contributions to returns during the 12-month period ended December 31, 2005. Please note, U.S. company investments constitute over 50% of the current portfolio.

Market Review and Investment Strategy

Global stock markets generally performed well during 2005. The global economy appears to have stayed healthy in spite of high energy prices and the U.S. Federal Reserve's continued efforts to increase short-term interest rates. Two of the sectors held by


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 1


the Fund deserve special comment because of their exposure to these macroeconomic factors.

First, the Fund has arguably benefited from current high energy prices. The Fund's Portfolio Oversight Team (the "Team") has generally believed that demand for oil and gas would continue to be strong, and that growing demand would create a favorable environment for companies in the oil and oil services industries. The Fund had a meaningful position in the energy sector, and particularly in the oil service industry, because the Team thought the Fund would benefit from efforts to produce oil and gas. The Team's optimistic outlook regarding energy prices and energy stocks has been correct over the last year. The Fund's positions in energy stocks have been an important source of the Fund's performance during the reporting period.

It is also worth discussing the U.S. Federal Reserve's policies, and how these policies have influenced the Fund's position in financial stocks. Interest rate policies often have an important impact on the economy, the stock market and on stocks in the financial sector. When the Federal Reserve raises interest rates, it tends to make it more difficult for the economy, the stock market and financial stocks to perform well.

At the beginning of 2005, the Fund was underweighted in the financial sector. This reflected the concern that the Federal Reserve's interest rate policies could make it harder for financial stocks to perform well relative to the overall stock market. More recently, however, the Fund's financial holdings have been increased with the expectation that the Federal Reserve may be nearing the end of its tightening cycle. The expectation was that the environment for financial stocks could improve as investors began to anticipate an end to increases in short-term interest rates. The Team has also identified a number of increasingly attractive ideas in the financial sector. The Fund is still underweighted in financial stocks, but the underweighted position has been meaningfully reduced.


2 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of industry sectors and issues, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest a significant portion of its assets in foreign securities including those in emerging markets, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE FUND VS. ITS BENCHMARK                      ----------------------------
PERIODS ENDED DECEMBER 31, 2005                 6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Fund
  Class A                                         15.18%              15.82%
  Class B                                         14.79%              15.04%
  Class C                                         14.79%              15.04%
  Advisor Class                                   15.36%              16.16%
  Class R                                         15.14%              15.62%
  Class K**                                       15.25%              14.86%*
  Class I**                                       15.38%              15.06%*

MSCI World Index                                  10.25%               9.49%


*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005

                                    NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                    15.82%            10.89%
Since Inception*                          18.21%            16.74%

Class B Shares
1 Year                                    15.04%            11.04%
Since Inception*                          17.38%            17.18%

Class C Shares
1 Year                                    15.04%            14.04%
Since Inception*                          17.38%            17.38%

Advisor Class Shares
1 Year                                    16.16%
Since Inception*                          18.55%

Class R Shares
1 Year                                    15.62%
Since Inception*                          22.84%

Class K Shares+
Since Inception*                          14.86%

Class I Shares+
Since Inception*                          15.06%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)

Class A Shares
1 Year                                                      10.89%
Since Inception*                                            16.74%

Class B Shares
1 Year                                                      11.04%
Since Inception*                                            17.18%

Class C Shares
1 Year                                                      14.04%
Since Inception*                                            17.38%

* Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

     See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                  Beginning                        Ending
                Account Value                   Account Value                   Expenses Paid
                July 1, 2005                  December 31, 2005                 During Period*
----------------------------------------------------------------------------------------------------
              Actual    Hypothetical         Actual   Hypothetical**          Actual    Hypothetical
----------------------------------------------------------------------------------------------------
Class A       $1,000       $1,000          $1,151.82    $1,017.64              $8.14        $7.63
Class B       $1,000       $1,000          $1,147.94    $1,014.12             $11.91       $11.17
Class C       $1,000       $1,000          $1,147.94    $1,014.12             $11.91       $11.17
Advisor
  Class       $1,000       $1,000          $1,153.63    $1,019.16              $6.51        $6.11
Class R       $1,000       $1,000          $1,151.44    $1,016.64              $9.22        $8.64
Class K       $1,000       $1,000          $1,152.53    $1,017.90              $7.87        $7.38
Class I       $1,000       $1,000          $1,153.80    $1,019.16              $6.51        $6.11

* Expenses are equal to the classes' annualized expense ratios of 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

**    Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


PORTFOLIO SUMMARY
December 31, 2005 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $80.1


SECTOR BREAKDOWN*
[]  22.8%  Finance
[]  14.9%  Energy
[]  13.8%  Health Care
[]  12.2%  Technology
[]   7.1%  Consumer Services
[]   6.5%  Consumer Staples
[]   5.4%  Capital Goods
[]   4.7%  Consumer Manufacturing
[]   4.3%  Basic Industry
[]   1.6%  Multi-Industry Companies
[]   1.3%  Aerospace & Defense
[]   0.9%  Transportation
[]   0.6%  Utilities

[]   3.9%  Short-Term


COUNTRY BREAKDOWN*
[]  54.0%  United States
[]   8.1%  Japan
[]   7.7%  Switzerland
[]   6.9%  United Kingdom
[]   3.1%  Bermuda
[]   2.5%  Netherlands
[]   2.2%  France
[]   2.0%  Brazil
[]   1.9%  China
[]   1.3%  Hong Kong
[]   1.2%  Russia
[]   1.0%  Ireland
[]   1.0%  Australia
[]   1.0%  South Korea

[]   6.1%  Other


* All data are as of December 31, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1% weightings in the following countries: Cayman Islands, Egypt, Germany, Greece, India, Israel, Italy, Mexico, Norway, Spain, Sweden and Taiwan.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 7


TEN LARGEST HOLDINGS
December 31, 2005 (unaudited)

                                                                  Percent of
Company                                         U.S. $ Value      Net Assets
-------------------------------------------------------------------------------
Citigroup, Inc.                                  $ 2,562,383         3.2%
Halliburton Co.                                    2,354,479         2.9
General Electric Co.                               2,021,683         2.5
Schlumberger Ltd.                                  1,865,280         2.3
Noble Energy, Inc.                                 1,729,676         2.2
Nabors Industries Ltd.                             1,711,950         2.1
American International Group, Inc.                 1,651,166         2.1
Petroleo Brasilerio, SA (ADR)                      1,480,510         1.8
JPMorgan Chase & Co.                               1,424,871         1.8
The Procter & Gamble Co.                           1,332,398         1.7
-------------------------------------------------------------------------------
                                                 $18,134,396        22.6%


8 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


PORTFOLIO OF INVESTMENTS
December 31, 2005 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.9%

Finance-22.8%
Banking-Money Center-6.8%
Banco Bilbao Vizcaya Argentaria, SA              33,942      $   605,993
Banco Itau Holding Financeira, SA (ADR)(a)        6,400          153,728
Credit Suisse Group                              16,096          819,913
JPMorgan Chase & Co.                             35,900        1,424,871
Kookmin Bank(a)                                   6,620          498,928
Standard Chartered Plc                           33,581          747,232
UBS AG                                           12,648        1,202,202
                                                             ------------
                                                               5,452,867

Banking-Regional-1.5%
Allied Irish Banks Plc                           18,863          404,860
China Construction Bank(a)(b)                 1,178,000          410,207
Commerce Bancorp, Inc.                           11,900          409,479
                                                             ------------
                                                               1,224,546

Brokerage & Money Management-3.9%
Franklin Resources, Inc.                          6,300          592,263
Man Group Plc                                    11,978          393,624
Nomura Holdings, Inc.                            69,200        1,332,082
The Charles Schwab Corp.                         52,100          764,307
                                                             ------------
                                                               3,082,276

Insurance-5.1%
American International Group, Inc.               24,200        1,651,166
Axis Capital Holdings Ltd.                       12,700          397,256
Prudential Plc                                   84,312          798,594
QBE Insurance Group Ltd.                         30,373          433,811
Swiss Reinsurance                                10,746          785,250
                                                             ------------
                                                               4,066,077

Mortgage Banking-1.6%
Fannie Mae                                       25,600        1,249,536

Miscellaneous-3.9%
Citigroup, Inc.                                  52,800        2,562,383
State Street Corp.                               10,500          582,120
                                                             ------------
                                                               3,144,503
                                                             ------------
                                                              18,219,805

Energy-14.9%
Domestic Producers-2.2%
Noble Energy, Inc.                               42,920        1,729,676

International-3.7%
China Petroleum & Chemcal Corp.                 710,000          353,801
Lukoil Holdings (ADR)                            14,376          855,372
Norsk Hydro ASA                                   3,023          311,054
Petroleo Brasilerio, SA (ADR)(a)                 23,000        1,480,510
                                                             ------------
                                                               3,000,737


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Oil Service-9.0%
FMC Technologies, Inc.(a)                        13,700      $   588,004
GlobalSantaFe Corp.                              13,600          654,840
Halliburton Co.                                  38,000        2,354,479
Nabors Industries Ltd.(a)                        22,600        1,711,950
Schlumberger Ltd.                                19,200        1,865,280
                                                             ------------
                                                               7,174,553
                                                             ------------
                                                              11,904,966

Health Care-13.8%
Biotechnology-2.1%
Amgen, Inc.(a)                                    3,775          297,697
Genentech, Inc.(a)                                9,010          833,425
Gilead Sciences, Inc.(a)                          8,400          442,092
Medimmune, Inc.(a)                                3,900          136,578
                                                             ------------
                                                               1,709,792

Drugs-5.7%
Allergan, Inc.                                    3,975          429,141
AstraZeneca Plc (ADR)                             2,805          136,323
Cephalon, Inc.(a)                                 2,770          179,330
Eli Lilly & Co.                                   3,600          203,724
Forest Laboratories, Inc.(a)                      5,350          217,638
Merck & Co., Inc.                                 4,500          143,145
Novartis AG                                       9,578          502,366
Ranbaxy Laboratories Ltd. (GDR)                  11,935           96,082
Roche Holding AG-Genusschin                       5,560          833,667
Sanofi-Aventis, SA                                5,505          481,948
Shionogi & Co., Ltd.                             18,000          253,060
Takeda Pharmaceutical Co., Ltd.                   4,700          254,664
Teva Pharmaceutical Industries Ltd. (ADR)        15,200          653,752
Wyeth                                             3,200          147,424
                                                             ------------
                                                               4,532,264

Medical Products-2.6%
Alcon, Inc.                                       5,350          693,360
Bausch & Lomb, Inc.                               2,800          190,120
Dade Behring Holdings, Inc.                       4,300          175,827
Nobel Biocare Holding AG(a)                       1,524          335,480
St. Jude Medical, Inc.(a)                         8,690          436,238
Zimmer Holdings, Inc.(a)                          3,350          225,924
                                                             ------------
                                                               2,056,949

Medical Services-3.4%
Caremark Rx, Inc.(a)                              4,450          230,466
Health Management Associates, Inc. Cl. A          1,675           36,783
Medco Health Solutions, Inc.(a)                   2,300          128,340
UnitedHealth Group, Inc.                         17,550        1,090,556
WellPoint, Inc.(a)                               16,050        1,280,629
                                                             ------------
                                                               2,766,774
                                                             ------------
                                                              11,065,779


10 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Technology-12.2%
Communication Equipment-1.6%
Corning, Inc.(a)                                  7,400      $   145,484
Juniper Networks, Inc.(a)                        12,700          283,210
Motorola, Inc.                                   11,400          257,526
QUALCOMM, Inc.                                   11,900          512,652
Telefonaktiebolaget LM Ericsson                  32,474          111,889
                                                             ------------
                                                               1,310,761

Computer Hardware/Storage-1.6%
Apple Computer, Inc.(a)                           4,400          316,316
EMC Corp.(a)                                     31,300          426,306
International Business Machines Corp. (IBM)       6,600          542,520
                                                             ------------
                                                               1,285,142

Computer Peripherals-0.1%
QLogic Corp.(a)                                   3,400          110,534

Computer Services-0.8%
CapGemini, SA(a)                                  3,276          131,850
Fiserv, Inc.(a)                                   4,500          194,715
Infosys Technologies Ltd. (ADR)                   3,600          291,096
                                                             ------------
                                                                 617,661

Contract Manufacturing-0.2%
Hon Hai Precision Industry Co., Ltd. (GDR)(b)    12,196          133,683

Electronic Components-0.1%
LG.Philips LCD Co., Ltd. (ADR)(a)                 4,900          105,154

Internet Infrastructure-0.2%
Fastweb(a)                                        3,210          146,681

Internet Media-1.5%
Google, Inc. Cl. A(a)                             1,700          705,262
Yahoo!, Inc.(a)                                  11,400          446,652
                                                             ------------
                                                               1,151,914

Semiconductor Capital Equipment-0.5%
Applied Materials, Inc.                           8,400          150,696
ASML Holdings NV(a)                               5,738          115,005
KLA-Tencor Corp.                                  3,200          157,856
                                                             ------------
                                                                 423,557

Semiconductor Components-1.9%
Advanced Micro Devices, Inc.(a)                   4,200          128,520
Broadcom Corp.(a)                                 7,900          372,485
Marvell Technology Group Ltd.(a)                  6,920          388,143
Samsung Electronics Co., Ltd.                       346          222,602
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                          17,131          169,768
Texas Instruments, Inc.                           7,400          237,318
                                                             ------------
                                                               1,518,836


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Software-2.4%
Autodesk, Inc.(a)                                 6,000      $   257,700
Business Objects, SA(a)                           3,757          152,095
Business Objects, SA (ADR)(a)                     1,300           52,533
McAfee, Inc.                                      3,200           86,816
Microsoft Corp.                                  32,900          860,335
Oracle Corp.(a)                                  11,400          139,194
SAP AG                                            2,185          393,756
                                                             ------------
                                                               1,942,429

Miscellaneous-1.3%
Canon, Inc.                                       6,900          405,031
Hoya Corp.                                        8,100          291,144
Keyence Corp.                                     1,200          341,262
                                                             ------------
                                                               1,037,437
                                                             ------------
                                                               9,783,789

Consumer Services-7.0%
Advertising-0.7%
WPP Group Plc                                    48,796          527,906

Broadcasting & Cable-1.3%
Time Warner, Inc.                                43,700          762,128
Univision Communications, Inc.(a)                 9,800          288,022
                                                             ------------
                                                               1,050,150

Cellular Communications-0.7%
America Movil, SA de CV Series L (ADR)           12,600          368,676
Mobile TeleSystems (ADR)                          2,900          101,500
Orascom Telecom Holding SAE (GDR)(b)              1,462           76,818
                                                             ------------
                                                                 546,994

Entertainment & Leisure-0.5%
Greek Organisation of Football Prognosics, SA    10,898          375,742

Restaurants & Lodging-0.6%
Accor, SA                                         9,272          509,877

Retail-General Merchandise-3.1%
eBay, Inc.(a)                                     2,500          108,125
Esprit Holdings Ltd.                              3,500           24,826
Lowe's Cos., Inc.                                14,740          982,568
Target Corp.                                      9,300          511,221
The Home Depot, Inc.                             14,200          574,816
The Williams-Sonoma, Inc.(a)                      7,100          306,365
                                                             ------------
                                                               2,507,921

Miscellaneous-0.1%
Li & Fung Ltd.                                   62,000          119,297
                                                             ------------
                                                               5,637,887

Consumer Staples-6.5%
Beverages-0.9%
SABMiller Plc                                    40,264          733,679


12 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Food-2.1%
Kellogg Co.                                       5,300      $   229,066
Nestle, SA                                        3,185          951,164
WM. Wrigley Jr., Co.                              7,100          472,079
                                                             ------------
                                                               1,652,309

Household Products-2.2%
Colgate-Palmolive Co.                             8,400          460,740
The Procter & Gamble Co.                         23,020        1,332,398
                                                             ------------
                                                               1,793,138

Retail-Food & Drug-1.0%
Tesco Plc                                       133,277          759,674

Miscellaneous-0.3%
Punch Taverns Plc                                16,513          241,283
                                                             ------------
                                                               5,180,083

Capital Goods-5.4%
Electrical Equipment-1.6%
Atlas Copco AB                                   18,649          415,412
Emerson Electric Co.                              8,000          597,600
Sumitomo Electric Industries Ltd.                16,000          243,029
                                                             ------------
                                                               1,256,041

Miscellaneous-3.8%
General Electric Co.                             57,680        2,021,683
Nitto Denko Corp.                                 2,700          210,364
United Technologies Corp.                        14,800          827,468
                                                             ------------
                                                               3,059,515
                                                             ------------
                                                               4,315,556

Consumer Manufacturing-4.7%
Auto & Related-2.0%
Denso Corp.                                      14,600          505,462
Toyota Motor Corp.                               20,900        1,091,901
                                                             ------------
                                                               1,597,363

Building & Related-2.5%
American Standard Co., Inc.                      13,380          534,531
CRH Plc                                          14,242          418,380
Pulte Homes, Inc.                                 6,100          240,096
Rinker Group Ltd.                                31,644          378,608
Vinci, SA                                         5,229          450,379
                                                             ------------
                                                               2,021,994

Textile Products-0.2%
Building Materials Holding Corp.                  1,700          115,957
                                                             ------------
                                                               3,735,314

Basic Industry-4.2%
Chemicals-2.0%
Air Products and Chemicals, Inc.                 18,400        1,089,097
Hitachi Chemical Co., Ltd.                       19,000          502,066
                                                             ------------
                                                               1,591,163


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 13


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Mining & Metals-2.2%
Aluminum Corp. of China Ltd.                    720,000      $   547,689
BHP Billiton Plc                                 33,821          553,513
China Shenhua Energy Co., Ltd. Cl. H(a)         645,000          710,424
                                                             ------------
                                                               1,811,626
                                                             ------------
                                                               3,402,789

Multi-Industry Companies-1.6%
Danaher Corp.                                     7,990          445,682
Mitsubishi Corp.                                 19,000          419,497
Mitsui & Co., Ltd.                               30,000          385,460
                                                             ------------
                                                               1,250,639

Aerospace & Defense-1.3%
Aerospace-1.3%
BAE Systems Plc                                  93,451          614,287
The Boeing Co.                                    6,300          442,512
                                                             ------------
                                                               1,056,799

Transportation-0.9%
Air Freight-0.6%
United Parcel Service, Inc. Cl. B                 6,100          458,415

Railroad-0.3%
East Japan Railway Co.                               35          240,259
                                                             ------------
                                                                 698,674

Utilities-0.6%
Electric & Gas Utility-0.4%
Datang International Power Generation Co.,
  Ltd.                                          458,300          336,568

Telephone Utility-0.2%
China Telecom Corp., Ltd. Cl. H                 194,000           71,129
Sprint Nextel Corp.                               4,700          109,792
                                                             ------------
                                                                 180,921
                                                             ------------
                                                                 517,489

Total Common Stocks
  (cost $63,539,771)                                          76,769,569


14 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.9%
Time Deposit-3.9%
The Bank of New York
  3.25%, 1/03/06
  (cost $3,134,000)                             $ 3,134      $ 3,134,000

Total Investments-99.8%
  (cost $66,673,771)                                          79,903,569
Other assets less liabilities-0.2%                               160,979

Net Assets-100%                                              $80,064,548


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $620,708 or 0.8 % of net assets.

     Glossary of Terms:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 15


STATEMENT OF ASSETS & LIABILITIES
December 31, 2005 (unaudited)

Assets
Investments in securities, at value (cost $66,673,771)            $ 79,903,569
Cash                                                                       625
Foreign cash, at value (cost $117,226)                                 118,701
Receivable for capital stock sold                                      153,728
Receivable for investment securities sold                              115,271
Dividends and interest receivable                                       99,597
Total assets                                                        80,391,491

Liabilities
Payable for investment securities purchased                            110,724
Payable for capital stock redeemed                                      33,978
Printing fee payable                                                    63,115
Custodian fee payable                                                   49,638
Audit fee payable                                                       31,701
Advisory fee payable                                                    23,880
Distribution fee payable                                                13,344
Accrued expenses                                                           563
Total liabilities                                                      326,943
Net Assets                                                        $ 80,064,548

Composition of Net Assets
Capital stock, at par                                             $      4,943
Additional paid-in capital                                          66,353,779
Accumulated net investment loss                                       (114,860)
Accumulated net realized gain on investment and foreign
  currency transactions                                                590,302
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities               13,230,384
                                                                  ------------
                                                                  $ 80,064,548


Calculation of Maximum Offering Price Per Share

                                                     Net Asset Value and:
                                                  -------------------------
                                 Shares            Offering     Redemption
Class         Net Assets       Outstanding          Price          Price
---------------------------------------------------------------------------
A            $43,391,138        2,685,276           $16.88*        $16.16
B            $ 1,365,264           86,617           $15.76             --
C            $ 1,356,907           86,115           $15.76             --
Advisor      $33,922,496        2,082,833           $16.29         $16.29
R            $     6,335          393.082           $16.12         $16.12
K            $    11,249          695.727           $16.17         $16.17
I            $    11,159          688.705           $16.20         $16.20


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

     See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


STATEMENT OF OPERATIONS
Six Months Ended December 31, 2005 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $6,445)                                    $    396,468
Interest                                              41,986      $    438,454

Expenses
Advisory fee                                         272,814
Distribution fee--Class A                             59,147
Distribution fee--Class B                              5,081
Distribution fee--Class C                              5,617
Distribution fee--Class R                                 15
Distribution fee--Class K                                 14
Custodian                                            116,183
Printing                                              57,236
Registration                                          51,048
Legal                                                 50,034
Administrative                                        42,000
Transfer agency                                       38,031
Audit                                                 32,705
Directors' fees                                       12,628
Miscellaneous                                          5,827
Total expenses                                       748,380
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                       (241,844)
Less: expense offset arrangement
  (see Note B)                                          (159)
Net expenses                                                           506,377
Net investment loss                                                    (67,923)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                            2,416,032
  Foreign currency transactions                                        (55,250)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        7,804,656
  Foreign currency denominated
    assets and liabilities                                               2,549
Net gain on investment and
  foreign currency transactions                                     10,167,987

Net Increase in Net Assets
  from Operations                                                 $ 10,100,064


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 17


STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended
                                                December 31,       Year Ended
                                                    2005            June 30,
                                                (unaudited)           2005
                                               --------------    --------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                              $   (67,923)      $   (17,255)
Net realized gain on investment and
  foreign currency transactions                    2,360,782           627,505
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               7,807,205         4,589,157
Net increase in net assets
  from operations                                 10,100,064         5,199,407

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                                 -0-           (4,935)
  Advisor Class                                           -0-           (8,366)
Net realized gain on investment
  and foreign currency transactions
  Class A                                         (1,264,354)         (171,734)
  Class B                                            (36,926)           (1,785)
  Class C                                            (39,669)           (4,005)
  Advisor Class                                   (1,003,820)         (145,569)
  Class R                                               (195)              (34)
  Class K                                               (344)               -0-
  Class I                                               (341)               -0-

Capital Stock Transactions
Net increase                                      10,660,787        15,392,209
Total increase                                    18,415,202        20,255,188

Net Assets
Beginning of period                               61,649,346        41,394,158
End of period (including accumulated
  net investment loss and distributions
  in excess of net investment income of
  ($114,860) and ($46,937),
  respectively)                                 $ 80,064,548      $ 61,649,346


See notes to financial statements.


18 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
December 31, 2005 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Global Research Growth Fund, Inc. (the "Fund"), was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 19


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


20 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 21


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the first $5 billion, .95% of the next $2.5 billion, .90% of the next $2.5 billion and .85% in excess of $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the
average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to February 2, 2004, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.70%, 2.40%, 2.40% and 1.40% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. Under the agreement, any waivers or reimbursements made by the Adviser during the period July 10, 2002 through August 31, 2003, are subject to repayment by the Fund in subsequent periods, but no later than August 31, 2005, provided that repayment does not result in the Fund's aggregate expenses exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. For the six months ended December 31, 2005, such reimbursement amounted to $199,844. Since inception of the Fund, such reimbursment for organization and offering expenses in the amount of $79,603 are subject to repayment in subsequent periods, but no later than August 31, 2005.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From July 1, 2004 through September 6, 2004 such waiver amounted to $20,170. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended December 31, 2005, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $42,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund.


22 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


AGIS may make payments to intermediaries that provide omnibus account services, subaccounting services and/or networking services. The compensation retained by AGIS amounted to $10,322 for the six months ended December 31, 2005.

For the six months ended December 31, 2005, the Fund's expenses were reduced by $159 under an expense offset arrangement withAGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $884 from the sales of Class A shares and received $-0-, $119 and $4 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2005.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2005, amounted to $91,816, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares and .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $22,871, $31,809, $305 and $-0-for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 23


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2005, were as follows:

                                                  Purchases           Sales
                                                -------------     -------------
Investment securities (excluding
  U.S. government securities)                    $32,115,571       $24,582,477
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                      $13,617,377
Gross unrealized depreciation                                         (387,579)
Net unrealized appreciation                                        $13,229,798


1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.


24 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


NOTE E

Capital Stock

There are 36,000,000,000 share of $.001 par value capital stock authorized, Class A, Class B, Class C, Class R &Advisor Class each consists of 6,000,000,000 authorized shares. Class K &I each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                        Amount
                    ---------------------------  ------------------------------
                    Six Months Ended             Six Months Ended
                       December 31,                December 31,
                          2005      Year Ended        2005         Year Ended
                       (unaudited) June 30, 2005   (unaudited)    June 30, 2005
                    -------------- ------------- ---------------- -------------
Class A
Shares sold              372,937       960,424     $ 5,776,702     $13,111,620
Shares issued in
  reinvestment
  of dividends
  and distributions       79,283        12,347       1,251,883         175,581
Shares converted
  from Class B             1,709         1,572          26,947          22,187
Shares redeemed         (114,917)     (182,516)     (1,779,956)     (2,495,708)
Net increase             339,012       791,827     $ 5,275,576     $10,813,680

Class B
Shares sold               45,171        45,076     $   689,213     $   620,968
Shares issued in
  reinvestment
  of dividends
  and distributions        1,851           108          28,524           1,513
Shares converted
  to Class A              (1,749)       (1,602)        (26,947)        (22,187)
Shares redeemed           (3,915)      (10,718)        (60,724)       (145,683)
Net increase              41,358        32,864     $   630,066     $   454,611

Class C
Shares sold               22,659        30,482     $   352,658     $   414,535
Shares issued in
  reinvestment
  of dividends
  and distributions        3,472           258          52,454           3,604
Shares redeemed           (5,947)         (690)        (92,559)         (9,214)
Net increase              20,184        30,050     $   312,553     $   408,925


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 25


                               Shares                        Amount
                    ---------------------------  ------------------------------
                    Six Months Ended             Six Months Ended
                       December 31,                December 31,
                          2005      Year Ended        2005         Year Ended
                       (unaudited) June 30, 2005   (unaudited)    June 30, 2005
                    -------------- ------------- ---------------- -------------
Advisor Class
Shares sold              353,264       501,641     $ 5,598,149     $ 6,892,798
Shares issued in
  reinvestment
  of dividends
  and distributions      220,360         9,485       3,309,721         135,549
Shares redeemed         (284,030)     (240,399)     (4,465,281)     (3,338,454)
Net increase             289,594       270,727     $ 4,442,589     $ 3,689,893

                    Six Months Ended             Six Months Ended
                     December 31,  September 1,    December 31,    September 1,
                        2005        2004(a) to         2005         2004(a) to
                     (unaudited)   June 30, 2005    (unaudited)    June 30, 2005
                    -------------- ------------- ---------------- -------------
Class R
Shares sold                   -0-          393     $        -0-    $     5,000
Net increase                  -0-          393     $        -0-    $     5,000

                    Six Months Ended             Six Months Ended
                       December 31,   March 1,     December 31,      March 1,
                          2005       2005(a) to       2005          2005(a) to
                       (unaudited) June 30, 2005   (unaudited)    June 30, 2005
                    -------------- ------------- ---------------- -------------
Class K
Shares sold                   -0-          696     $        -0-    $    10,100
Shares issued in
  reinvestment
  of dividends
  and distributions           -0-(b)        -0-              3              -0-
Net increase                  -0-          696     $         3     $    10,100

Class I
Shares sold                   -0-          689     $        -0-    $    10,000
Net increase                  -0-          689     $        -0-    $    10,000

(a)  Commencement of distribution.

(b)  Share amount is less than one full share.


NOTE F
Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


26 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2005.

NOTE H
Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

                                                      2005           2004
                                                    --------       --------
Distributions paid from:
  Ordinary income                                   $ 68,972       $ 86,990
  Net long-term capital gains                        267,456         72,000
Total distributions paid                            $336,428       $158,990


As of June 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $  360,894
Accumulated capital and other gains                                 332,302(a)
Unrealized appreciation/(depreciation)                            5,305,152(b)
Total accumulated earnings/(deficit)                             $5,998,348(c)


(a) For the year ended June 30, 2005, the Fund deferred post October currency losses of $45,283.

(b) The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book basis and tax basis components of accumulated earnings/(deficit) is attributed primarily to currency post October losses.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 27


mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


28 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court acting against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 29


agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, th Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and



30 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 31


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Class A
                                            --------------------------------------------------
                                            Six Months
                                               Ended                                July 22,
                                            December 31,   Year Ended June 30,     2002(a) to
                                                2005     ------------------------   June 30,
                                            (unaudited)     2005         2004         2003
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.47       $13.23       $11.33       $10.00

Income from Investment Operations
Net investment loss(b)                          (.02)(c)     (.02)(c)     (.01)(d)     (.01)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  2.21         1.35         2.68         1.34
Net increase in net asset value from
  operations                                    2.19         1.33         2.67         1.33

Less: Dividends and Distributions
Dividends from net investment income              -0-          -0-(e)     (.01)          -0-
Distributions from net realized gain on
  investment transactions                       (.50)        (.09)        (.76)          -0-
Total dividends and distributions               (.50)        (.09)        (.77)          -0-
Net asset value, end of period                $16.16       $14.47       $13.23       $11.33

Total Return
Total investment return based on
  net asset value(f)                           15.18%       10.06%       23.86%       13.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $43,391      $33,944      $20,562           $1
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.50%(g)     1.50%        1.50%        1.70%(g)
  Expenses, before
    waivers/reimbursements                      2.04%(g)     2.51%        7.68%       19.19%(g)
  Net investment loss                           (.25)%(c)(g) (.15)%(c)    (.16)%(d)    (.07)%(d)(g)
Portfolio turnover rate                           36%          66%          85%          62%


See footnote summary on page 38.


32 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Class B
                                            ----------------------------------------------------
                                            Six Months
                                               Ended                                July 22,
                                            December 31,   Year Ended June 30,     2002(a) to
                                                2005     ------------------------   June 30,
                                            (unaudited)     2005         2004         2003
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.17       $13.04       $11.26       $10.00

Income from Investment Operations
Net investment loss(b)                          (.08)(c)     (.09)(c)     (.18)(d)     (.07)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  2.17         1.31         2.72         1.33
Net increase in net asset value from
  operations                                    2.09         1.22         2.54         1.26

Less: Distributions
Distributions from net realized gain on
  investment transactions                       (.50)        (.09)        (.76)          -0-
Total distributions                             (.50)        (.09)        (.76)          -0-
Net asset value, end of period                $15.76       $14.17       $13.04       $11.26

Total Return
Total investment return based on
  net asset value(f)                           14.79%        9.34%       22.87%       12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $1,365         $641         $162           $1
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.20%(g)     2.20%        2.21%        2.40%(g)
  Expenses, before
    waivers/reimbursements                      2.73%(g)     3.44%       11.40%       19.94%(g)
  Net investment loss                           (.94)%(c)(g) (.67)%(c)   (2.22)%(d)    (.78)%(d)(g)
Portfolio turnover rate                           36%          66%          85%          62%


See footnote summary on page 38


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class C
                                            ----------------------------------------------------
                                            Six Months
                                               Ended                                July 22,
                                            December 31,   Year Ended June 30,     2002(a) to
                                                2005     ------------------------   June 30,
                                            (unaudited)     2005         2004         2003
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.17       $13.04       $11.26       $10.00

Income from Investment Operations
Net investment loss(b)                          (.07)(c)     (.11)(c)     (.08)(d)     (.07)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  2.16         1.33         2.62         1.33
Net increase in net asset value from
  operations                                    2.09         1.22         2.54         1.26

Less: Distributions
Distributions from net realized gain on
  investment transactions                       (.50)        (.09)        (.76)          -0-
Total distributions                             (.50)        (.09)        (.76)          -0-
Net asset value, end of period                $15.76       $14.17       $13.04       $11.26

Total Return
Total investment return based on
  net asset value(f)                           14.79%        9.34%       22.87%       12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $1,357         $934         $468           $1
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.20%(g)     2.20%        2.20%        2.40%(g)
  Expenses, before
    waivers/reimbursements                      2.76%(g)     3.28%       10.96%       19.94%(g)
  Net investment loss                           (.92)%(c)(g) (.80)%(c)    (.73)%(d)    (.78)%(d)(g)
Portfolio turnover rate                           36%          66%          85%          62%


See footnote summary on page 38.


34 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Advisor Class
                                            ----------------------------------------------------
                                            Six Months
                                               Ended                                July 22,
                                            December 31,   Year Ended June 30,     2002(a) to
                                                2005     ------------------------   June 30,
                                            (unaudited)     2005         2004         2003
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.56       $13.27       $11.36       $10.00

Income from Investment Operations
Net investment income(b)                          -0-(c)(e)   .02(c)       .01(d)       .02(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  2.23         1.36         2.70         1.34
Net increase in net asset value from
  operations                                    2.23         1.38         2.71         1.36

Less: Dividends and Distributions
Dividends from net investment income              -0-          -0-(e)     (.04)          -0-
Distributions from net realized gain on
  investment transactions                       (.50)        (.09)        (.76)          -0-
Total dividends and distributions               (.50)        (.09)        (.80)          -0-
Net asset value, end of period                $16.29       $14.56       $13.27       $11.36

Total Return
Total investment return based on
  net asset value(f)                           15.36%       10.43%       24.17%       13.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $33,923      $26,104      $20,202       $2,270
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.20%(g)     1.20%        1.26%        1.40%(g)
  Expenses, before
    waivers/reimbursements                      1.74%(g)     2.18%        7.46%       17.42%(g)
  Net investment income                          .05%(c)      .13%(c)      .08%(d)      .22%(d)(g)
Portfolio turnover rate                           36%          66%          85%          62%


See footnote summary on page 38.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    Class R
                                            ------------------------
                                            Six Months
                                               Ended    September 1,
                                            December 31, 2004(h) to
                                               2005       June 30,
                                            (unaudited)     2005
                                            -----------  -----------
Net asset value, beginning of period          $14.44       $12.72

Income from Investment Operations
Net investment loss(b)(c)                       (.04)        (.04)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  2.22         1.85
Net increase in net asset value from
  operations                                    2.18         1.81

Less: Distributions
Distributions from net realized gain on
  investment transactions                       (.50)        (.09)
Total distributions                             (.50)        (.09)
Net asset value, end of period                $16.12       $14.44

Total Return
Total investment return based on net
  asset value(f)                               15.14%       14.22%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)         $6           $6
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements(g)                   1.70%        1.70%
  Expenses, before
    waivers/reimbursements(g)                   2.77%        2.76%
  Net investment loss(c)(g)                     (.45)%       (.31)%
Portfolio turnover rate                           36%          66%


See footnote summary on page 38.


36 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    Class K
                                            ------------------------
                                            Six Months
                                               Ended      March 1,
                                            December 31, 2005(h) to
                                               2005       June 30,
                                            (unaudited)     2005
                                            -----------  -----------
Net asset value, beginning of period          $14.47       $14.52

Income from Investment Operations
Net investment income (loss)(b)(c)              (.02)         .03
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  2.22         (.08)
Net increase (decrease) in net asset value
  from operations                               2.20         (.05)

Less: Distributions
Distributions from net realized gain on
  investment transactions                       (.50)          -0-
Total distributions                             (.50)          -0-
Net asset value, end of period                $16.17       $14.47

Total Return
Total investment return based on net
  asset value(f)                               15.25%        (.34)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $11          $10
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements(g)                   1.45%        1.45%
  Expenses, before
    waivers/reimbursements(g)                   2.10%        3.10%
  Net investment income (loss)(c)(g)            (.21)%        .54%
Portfolio turnover rate                           36%          66%


See footnote summary on page 38.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    Class I
                                            ------------------------
                                            Six Months
                                               Ended      March 1,
                                            December 31, 2005(h) to
                                               2005       June 30,
                                            (unaudited)     2005
                                            -----------  -----------
Net asset value, beginning of period          $14.48       $14.52

Income from Investment Operations
Net investment income(b)(c)                       -0-         .04
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  2.22         (.08)
Net increase (decrease) in net asset
  value from operations                         2.22         (.04)

Less: Distributions
Distributions from net realized gain on
  investment transactions                       (.50)          -0-
Total distributions                             (.50)          -0-
Net asset value, end of period                $16.20       $14.48

Total Return
Total investment return based on net
  asset value(f)                               15.38%        (.28)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $11          $10
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements(g)                   1.20%        1.20%
  Expenses, before
    waivers/reimbursements(g)                   1.76%        2.85%
  Net investment income(c)(g)                    .05%         .79%
Portfolio turnover rate                           36%          66%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d)  Net of expenses waived and reimbursed by the Adviser and the Transfer
Agent.

(e)  Amount is less than $0.01.

(f) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  Commencement of distribution.


38 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D, James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Michael R. Baldwin, Senior Vice President
Norman M. Fidel, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Siobhan F. McManus, Vice President
Daniel Nordby, Vice President
Thomas A. Schmitt, Vice President
Jane E. Schneirov, Vice President
Francis X. Suozzo, Vice President
Christopher M. Toub, Vice President
Janet A. Walsh, Vice President
Emile D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

The Bank of New York
One Wall Street
New York, NY 10286


Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Global Research Growth Fund are made by Alliance's Global Research Growth sector heads, with oversight by Alliance's Global Research Growth Portfolio Oversight Group. Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. The research sector heads include: Norman M. Fidel, Jane E. Schneirov, Scott McElroy, Janet A. Walsh, Thomas A. Schmitt and Francis X. Suozzo.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 39


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Global Research Growth Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005 and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 19, 2005 Meeting, with respect to the second item of business, the approval to amend and restate the Charter of the Fund, the required number of outstanding shares voted in favor of the proposal; with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions; and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows: (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement)

                                                                 Withheld
                                             Voted For           Authority
-------------------------------------------------------------------------------

1.    The election of the Directors, each
such Director to serve a term of an
indefinite duration and until his or
her successor is duly elected and
qualifies.

      Ruth Block                               3,711,165         19,724
      David H. Dievler                         3,709,983         20,906
      John H. Dobkin                           3,710,060         20,829
      Michael J. Downey                        3,711,165         19,724
      William H. Foulk, Jr.                    3,705,569         25,310
      D. James Guzy                            3,708,879         22,010
      Marc O. Mayer                            3,711,165         19,724
      Marshall C. Turner, Jr.                  3,714,474         16,415

                                              Voted                  Broker
                                Voted For   Against   Abstained   Non-Votes
-------------------------------------------------------------------------------

2.    The amendment and         3,581,595    42,771      61,203            0
restatement of the Fund's
charter, which repealed
in its entirety all currently
existing charter provisions
and substituted in lieu
thereof new provisions set
forth in the Form of Articles
of Amendment and
Restatement attached
to the Fund's Proxy
Statement as Appendix D.


40 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


                                              Voted                  Broker
                                Voted For   Against   Abstained   Non-Votes
-------------------------------------------------------------------------------

3.    The amendment,
elimination, or
reclassification as
non-fundamental of
the fundamental
investment
restrictions regarding:

3.A.  Diversification           3,604,986    44,638      35,945       45,320

3.B.  Issuing Senior            3,603,053    47,194      35,322       45,320
Securities and
Borrowing Money

3.C. Underwriting Securities    3,604,510    45,261      35,799       45,320

3.D.  Concentration of          3,604,510    44,638      36,422       45,320
Investments

3.E.  Real Estate and           3,601,467    48,780      35,322       45,320
Companies that Deal
in Real Estate

3.F.  Commodity Contracts       3,605,609    44,638      35,322       45,320
and Futures Contracts

3.G.  Loans                     3,606,394    43,853      35,322       45,320

3.J.  Other Investment          3,604,986    44,638      35,945       45,320
Companies

3.L.  Purchases of              3,608,603    41,644      35,322       45,320
Securities on Margin

3.N.  Pledging,                 3,612,745    37,026      35,799       45,320
Hypothecating, Mortgaging,
or Otherwise Encumbering
Assets

4.B.  The reclassification of   3,574,824    52,883      57,863       45,320
the Fund's fundamental
investment objective as
non-fundamental with
changes to the Fund's
investment objectives.



ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 41


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


42 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 43


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments in recent periods from the Fund in light of the expense caps currently in effect for the Fund.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the


44 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors noted that the Adviser's relationship with the Fund was not profitable to it in 2003 and 2004.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 45


regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 9 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 12 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Morgan Stanley Capital International World Index
(Net) (the "Index") for periods ended September 30, 2005 over the year to date, 1- and 3-year and since inception periods (July 2002 inception). The directors noted that in the Performance Group and Performance Universe com-


46 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


parisons, the Fund was in the 1st quintile in the 1- and 3-year periods (adjusted to 2nd quintile in the 1-year Performance Group comparison by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles). The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be materially lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 47


of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The directors noted that in the Fund's latest fiscal year, the administrative expense reimbursement of 16 basis points had been waived by the Adviser. The directors noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee rate as the Fund. The directors also noted that the Fund's total expense ratio, which had been capped by the Adviser, was materially lower than the Expense Group median. Expense Universe information was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's


48 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 49


ALLIANCEBERNSTEIN FAMILY OF FUNDS

---------------------------------------
Wealth Strategies Funds
---------------------------------------

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------
Blended Style Funds
---------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------
Growth Funds
---------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

---------------------------------------
Value Funds
---------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------------
Taxable Bond Funds
---------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------
Municipal Bond Funds
---------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

---------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------
Closed-End Funds
---------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust was renamed Global Government Income Trust and Quality Bond Portfolio was renamed Intermediate Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


50 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Global Research Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.    Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.    Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 51


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This fee schedule was implemented in connection with the Adviser's settlement with the New York State Attorney General.(2)


                                            Advisory Fee Based on % of
Fund                                        Average Daily Net Assets
-------------------------------------------------------------------------------

AllianceBernstein Global Research           First $2.5 billion          0.75%
Growth Fund, Inc.                           Next $2.5 billion           0.65%
                                            Excess of $5 billion        0.60%

The Fund's net assets as of September 30, 2005 were $73.3 million. The effective advisory fee of the Fund at this asset level is 0.75%.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                  As % of
                                                  Average
Fund                                               Amount     Daily Net Assets
-------------------------------------------------------------------------------

AllianceBernstein Global Research
Growth Fund, Inc. (3)                             $82,000           0.16%

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratio to the amounts set forth below for the Fund's current fiscal year. The waiver agreement is terminable by the Adviser at

(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with almost all funds in each category having the same advisory fee schedule.

(3)     The expense reimbursement was waived by the Adviser.


52 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


the end of the Fund's fiscal year upon at least 60 days written notice. The Fund's gross expense ratio is also set forth below.

                                  Expense Cap
                                  Pursuant to
                                    Expense           Gross
                                   Limitation        Expense       Fiscal
Fund                              Undertaking        Ratio(4)      Year End
-------------------------------------------------------------------------------
AllianceBernstein Global         Class A-1.50%         2.51%       June 30
Research Growth Fund, Inc.(5)    Class B-2.20%         3.44%
                                 Class C-2.20%         3.28%
                                 Class R-1.70%         2.76%
                                 Class K-1.45%         3.10%
                                 Class I-1.20%         2.85%
                              Adv. Class-1.20%         2.18%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers

(4) The Fund's expense ratio is calculated from the beginning of the Fund's current fiscal year through June 30, 2005.

(5) The stated caps were implemented on February 2, 2004 with respect to Class A, Class B, Class C and Advisor Class shares, and on September 1, 2004 with respect to Class R shares, on the inception date of that class. Prior thereto, with respect to Class A, Class B and Class C, and Advisor Class shares, the caps were 1.70%, 2.40% and 1.40%, respectively.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 53


have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund had the Alliance institutional fee schedule been applicable to the Fund.

                                                                    Effective
                               Net                Alliance           Alliance
                            Assets           Institutional      Institutional
                          09/30/05                     Fee           Advisory
Fund                        ($MIL)                Schedule                Fee
-------------------------------------------------------------------------------

AllianceBernstein           $73.3          Global Research            0.636%
Global Research                            Growth Schedule
Growth Fund, Inc.                       80 bp on 1st $25 m
                                       60 bp on next $25 m
                                       50 bp on next $50 m
                                      40 bp on the balance
                                Minimum account size $50 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. Since the AllianceBernstein Variable Products Series Fund, Inc. was also affected by the Adviser's settlement with the New York State Attorney General, its portfolio with a similar investment style has the same fee schedule as the Fund:

Fund                          AVPS Portfolio        Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Global      Global Research       0.75% on first $2.5 billion
Research Growth Fund, Inc.    Growth Portfolio      0.65% on next $2.5 billion
                                                    0.60% on the balance

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have break-


54 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


points in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a substantially similar investment style as the Fund:

Asset Class                                                 Fee(6)
-------------------------------------------------------------------------------
Global Growth                                               1.00%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                             ACITM Mutual Fund(7)               Fee
-------------------------------------------------------------------------------
AllianceBernstein Global         Alliance Global Research           0.30%
Research Growth Fund, Inc.       Growth (Sumitomo)(8)

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(9)

(6) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(7)     The name in parenthesis is the distributor of the fund.

(8)     The ACITM fund is not a retail fund.

(9) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 55


                                     Effective         Lipper
                                    Management         Group
Fund                                   Fee(10)         Median           Rank
-------------------------------------------------------------------------------
AllianceBernstein Global
Research Growth Fund, Inc.             0.750           0.860            1/9

Lipper also analyzed the total expense ratio of the Fund in comparison to the Fund's Lipper Expense Group11. Lipper describes a Lipper Expense Group as a representative sample of comparable funds. The results of that analysis are set forth below:

                                                          Lipper         Lipper
                                        Expense           Group          Group
Fund                                    Ratio(12)         Median          Rank
-------------------------------------------------------------------------------
AllianceBernstein Global
Research Growth Fund, Inc.                1.499           1.750            3/9

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis. This highlights an issue which the Directors are already addressing, which is to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

(10) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in
Section I. In addition, the "effective management fee" does not reflect fee waivers or expense reimbursements that effectively reduce the contractual management fee rates.

(11) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12)    Most recent fiscal year end Class A share total expense ratio.


56 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's net revenues for services provided to the Fund were negative for calendar years 2004 and 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments13 from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                           Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Fund, Inc.                $1,984

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 57

                                                  12b-1 Fee           CDS
Fund                                              Received          Received
-------------------------------------------------------------------------------
AllianceBernstein Global
Research Growth Fund, Inc.                         $93,449            $291

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                             AGIS Fee(14)
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Fund, Inc.                $23,369

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

(14) The fee disclosed is net of any waivers or any other expense offset arrangement. During the period, the Fund's expenses were reduced by an amount equal to or less than $151 under an expense offset arrangement with AGIS.


58 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 and 3 year performance ranking of the Fund(15) relative to its Lipper group and universe for the periods ended September 30, 2005:

AllianceBernstein Global
Research Growth Fund, Inc.                                Group      Universe
-------------------------------------------------------------------------------
1 year                                                     2/9         2/12
3 year                                                     1/9         1/10

Set forth below are the 1 and 3 year and since inception performance returns of the Fund (in bold)(16) versus its benchmark(17).

                                                  Periods Ending
                                                September 30, 2005
                                             Annualized Performance (%)
-------------------------------------------------------------------------------
                                        1              3               Since
                                      Year           Year           Inception
-------------------------------------------------------------------------------
Funds
AllianceBernstein Global
Research Growth Fund, Inc.            23.25          21.97             16.88

MSCI World Growth (Net)               18.34          17.35             12.58

MSCI World Index (Net)                18.93          20.42             15.00

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

(15)    The performance rankings are for the Class A shares of the Fund.

(16)    The Fund's performance returns are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 59


NOTES

60 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

GRGSR1205




ITEM 2.       CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:


EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-------------------------------------------------------------------------------
12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)    Certification of Principal Executive Officer Pursuant to Section
              302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)    Certification of Principal Financial Officer Pursuant to Section
              302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Research Growth Fund, Inc.

By:            /s/ Marc O. Mayer
               -----------------
               Marc O. Mayer
               President

Date:     February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:            /s/ Marc O. Mayer
               -----------------
               Marc O. Mayer
               President

Date:    February 28, 2006

By:            /s/ Mark D. Gersten
               -------------------
               Mark D. Gersten
               Treasurer and Chief Financial Officer

Date:    February 28, 2006